EXHIBIT 99.2

FORM OF INSTRUCTIONS AS TO USE OF
CEMTREX, INC. SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER
AS TO ANY QUESTIONS

The following instructions relate to a rights offering by Cemtrex, Inc., a Delaware corporation (“Cemtrex,” “we” or “us”), to the holders of record of its shares of common stock, par value $0.001 per share, and series 1 warrants (“rights holders” or “you”), as described in Cemtrex’s Prospectus Supplement dated November 21, 2018.

The basic subscription privilege gives our rights holders the opportunity to purchase one share of common stock (subject to proration) for every one share of our common stock that they own on the record date, at a subscription price equal to the lesser of (i) $1.06 or (ii) 95% of the volume weighted average price of our common stock for the five trading day period through and including December 19, 2018, rounded up to the nearest whole penny. We have granted to each holder of (i) common stock of record as of the record date, one subscription right for each one share of our common stock owned by such stockholder at that time and (ii) series 1 warrants of record as of the record date, one subscription right for every ten warrants owned by such holder at that time. For example, if you owned 1,000 shares of our common stock and 1,000 warrants as of 4:00 p.m., Eastern time, on the record date, you would receive 1,100 subscription rights and would have the right to purchase 1,100 shares at the subscription price (subject to proration) with your basic subscription privilege plus you would also be entitled to an over-subscription privilege, in each case subject to proration. You may exercise the basic subscription privilege of any number of your subscription rights, or you may choose not to exercise any subscription rights. If you do not exercise your basic subscription privilege in full, you will not be entitled to purchase any shares under your over-subscription privilege.

Because we may only raise up to $2,700,000 (the “Maximum Offering Amount”) in proceeds in this rights offering, the basic subscription privilege is subject to proration. Each subscriber will receive a number of shares per right equal to the product (disregarding fractions) obtained by multiplying the number of shares issuable by Cemtrex to ensure that the Maximum Offering Amount is not exceeded based on the subscription price (the “Maximum Available New Stock”) by a fraction of which the numerator is the number of shares subscribed for by that subscriber under the basic subscription privilege and the denominator is the aggregate number of shares subscribed for by all of the subscribers pursuant to the basic subscription privilege. Any fractional shares to which subscribers would otherwise be entitled pursuant to such allocation shall be rounded down to the nearest whole share. For example, assume that the subscription price is $1.06 per share and 3,000,000 rights are exercised during the course of the rights offering. The gross proceeds to Cemtrex, without proration, would equal $3,180,000 which is in excess of the Maximum Offering Amount. Accordingly, we would be required to prorate the subscriptions for each subscriber. If you exercised 1,000 rights subscribing for 1,000 shares, your subscription would be prorated and you would receive only 849 shares of common stock (1,000 shares multiplied by the quotient of $2,700,000, or the Maximum Offering Amount, divided by $3,180,000) and would be refunded any additional money, without interest.

The over-subscription privilege provides each rights holder that fully exercises all of such holder’s basic subscription privilege the opportunity to purchase the shares that are not purchased by other rights holders (the “Remaining New Stock”). If you fully exercise your basic subscription privilege, the over-subscription privilege entitles you to subscribe for additional shares unclaimed by other holders of subscription rights in the rights offering at the same subscription price per share. If an insufficient number of shares is available to fully satisfy all over-subscription privilege requests, we will allocate the available shares pro-rata among those stockholders exercising their over-subscription privilege based on the number of available shares such that each subscriber would receive such number of shares equal to the product (disregarding fractions) obtained by multiplying the number of shares of Remaining New Stock by a fraction of which the numerator is the number of shares subscribed for by that participant under the over-subscription privilege and the denominator is the aggregate number of shares of Remaining New Stock subscribed for by all participants under the over-subscription privilege. Any fractional shares to which persons exercising their over-subscription privilege would otherwise be entitled pursuant to such allocation shall be rounded down to the nearest whole share. The subscription agent will notify subscription rights holders of the number of shares, if any, allocated to each holder exercising the over-subscription privilege as promptly as may be practicable after the allocations are completed.

To properly exercise your over-subscription privilege, you must deliver the subscription payment related to your over-subscription privilege prior to the expiration of the subscription period.

There may not be sufficient shares available to purchase the number of shares issuable upon the exercise of basic subscription privileges or over-subscription privileges. Cemtrex will only honor over-subscription privileges to the extent sufficient unsubscribed shares are available following the exercise of subscription rights under the basic subscription privilege. Cemtrex will not issue more than $2,700,000 worth of shares at the subscription price per share.

The subscription rights will expire, if not exercised prior to 5:00 p.m., Eastern time, on December 19, 2018, unless extended (the “Expiration Date”).

To the extent the aggregate subscription available to you pursuant to the subscription privileges is less than the amount you actually paid in connection with the exercise of the subscription privileges, you will be allocated only the number of unsubscribed shares available to you promptly after the expiration of the rights offering.

To the extent the amount you actually paid in connection with the exercise of the subscription privileges is less than the aggregate subscription price of the maximum number of shares available to you, you will be allocated the number of shares for which you actually paid in connection with the privilege.

The number of shares subscribed is further subject to reduction as a result of tax attribute considerations as described in the prospectus supplement.

Each rights holder will be required to submit payment in full for all the shares it wishes to buy. Payment must be made assuming the subscription price of $1.06 per share. Any excess subscription payments received by the subscription agent as a result of the subscription price decreasing will be put towards the purchase of additional shares in the rights offering unless the rights holder makes an election on the rights certificate to have the excess subscription payment returned in cash. Accordingly, the number of shares you receive may be greater than the number of shares that you subscribed for.

Cemtrex will not be required to issue shares to you if the subscription agent does not receive your payment prior to the Expiration Date, regardless of when you send the subscription payment and related documents, unless you send the documents in compliance with the guaranteed delivery procedures described below. Cemtrex may extend the rights offering by giving oral or written notice to the subscription agent on or before the Expiration Date. If Cemtrex elects to extend the rights offering, it will issue a press release announcing such extension no later than 9:00 a.m., Eastern time, on the next business day after the most recently announced Expiration Date.

The rights will be evidenced by non-transferable rights certificates. The number of rights to which you are entitled in the basic subscription privilege is printed on the face of your rights certificate. You should indicate your wishes with regard to the exercise of your rights by completing the appropriate portions of your rights certificate and returning the certificate to the subscription agent in the envelope provided.

2

YOUR RIGHTS CERTIFICATES, OR NOTICE OF GUARANTEED DELIVERY, AND SUBSCRIPTION PRICE PAYMENT FOR EACH RIGHT THAT IS EXERCISED PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE PLUS THE FULL SUBSCRIPTION PRICE FOR ANY ADDITIONAL SHARES SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE THE EXPIRATION OF THE RIGHTS OFFERING. ONCE A HOLDER OF RIGHTS HAS EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE OR THE OVER-SUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION THE RIGHTS OFFERING WILL EXPIRE.

Method of Subscription - Exercise of Rights

To exercise rights, complete your rights certificate and send the properly completed and executed rights certificate evidencing such rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the subscription price for each share subscribed for pursuant to the basic subscription privilege plus the full subscription price for any shares you elect to subscribe for pursuant to the over-subscription privilege, to the subscription agent, on or prior to the Expiration Date. Payment of the subscription price will be held in a segregated account to be maintained by the subscription agent. All payments must be made in U.S. dollars for the full number of shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to Continental Stock Transfer & Trust Co., as subscription agent, or (b) by wire transfer of immediately available funds, to the account maintained by the Subscription Agent for purposes of accepting subscriptions in the rights offering at J.P. Morgan Chase; ABA No. 021000021; Account No. 475-588908; Reference: Continental Stock Transfer & Trust as agent for Cemtrex, Inc. Rights Offering (the “Subscription Account”). Any wire transfer should clearly indicate the identity of the subscriber who is paying the subscription price by wire transfer. Payments will be deemed to have been received upon (i) clearance of any uncertified check, (ii) receipt by the subscription agent of any certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, rights holders who wish to pay the subscription price by means of uncertified personal check are urged to make payment sufficiently in advance of the expiration of the rights offering to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier’s check, money order or wire transfer of funds.

All checks must be made payable to Continental Stock Transfer & Trust Co., Account No. 475-588908, as escrow agent for Cemtrex Inc.

The rights certificate and payment of the subscription price or, if applicable, Notices of Guaranteed Delivery (as defined below) must be delivered to the subscription agent by mail, hand delivery, express mail, courier or other expedited service:

Continental Stock Transfer & Trust Co.

17 Battery Place, 8th Floor

New York, New York 10004

Attn: Corporate Actions Department

Telephone Number for Confirmation:(800) 509-5586

Any questions or requests for assistance concerning the rights offering should be directed to Okapi Partners LLC, at 1-212-297-0720 (bankers and brokers) or 1-855-208-8903 (all others), or by email at info@okapipartners.com.

3

Delivery to an address other than those above does not constitute valid delivery.

By making arrangements with your bank or broker for the delivery of funds on your behalf you may also request such bank or broker to exercise the rights certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the “Notice of Guaranteed Delivery”), from a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, or from a commercial bank or trust company having an office or correspondent in the United States or from a bank, shareholder, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, (each, an “Eligible Institution”), to be received by the Subscription Agent on or prior to the expiration of the rights offering together with payment in full of the applicable subscription price. Such Notice of Guaranteed Delivery must state your name, the number of rights represented by the rights certificate(s) held by you, the number of shares being subscribed for pursuant to the basic subscription privilege, the number of additional shares you wish to subscribe for pursuant to the over-subscription privilege and that you will guarantee the delivery to the subscription agent of any properly completed and executed rights certificate(s) evidencing such rights within three business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed rights certificate(s) evidencing the right(s) being exercised, with any signatures required to be guaranteed so guaranteed, must be received by the subscription agent within three business days following the date of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered to the subscription agent in the same manner as rights certificate(s) at the address set forth above, or may be transmitted to the subscription agent by facsimile transmission (Facsimile No. (212) 616-7610). Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the subscription agent at the address set forth above, or by calling the information agent or by calling the subscription agent at the telephone numbers set forth above.

If you do not indicate the number of rights being exercised, or do not forward full payment of the subscription price, then you will be deemed to have exercised your rights with respect to the maximum number of whole rights that may be exercised with the aggregate subscription price you delivered to the subscription agent.

If your aggregate subscription price is greater than the amount you owe for exercise of your basic subscription privilege in full, you will be deemed to have exercised your over-subscription privilege to purchase the maximum number of shares with your over-payment. If you make an election on the rights certificate to have the excess subscription payment returned in cash or if we do not otherwise apply your full subscription price payment to your purchase of shares, the excess subscription payment received by the subscription agent will be returned to you, without interest, as soon as practicable.

Brokers, custodian banks and other nominee holders of rights who exercise the basic subscription privilege and the over-subscription privilege on behalf of beneficial owners of rights will be required to certify to the subscription agent, information agent and Cemtrex, in connection with the exercise of the over-subscription privilege, as to the aggregate number of rights that have been exercised pursuant to the basic subscription privilege and the number of shares that are being subscribed for pursuant to the over-subscription privilege, by each beneficial owner of rights (including such nominee itself) on whose behalf such nominee holder is acting.

4

Subscription by DTC Participants

Banks, trust companies, securities dealers and brokers that hold our common stock as nominee for more than one beneficial owner may, upon proper showing to the subscription rights agent, exercise their subscription privileges on the same basis as if the beneficial owners were record holders on the record date through the Depository Trust Company (the “DTC”). The DTC will issue one basic subscription privilege to purchase one share (subject to proration) for each share of common stock or every ten (10) warrants that are held by you as of the record date. Each basic subscription privilege can then be used to purchase one share for $1.06. As described in the prospectus supplement, the subscription price may be decreased on the Expiration Date. For more information, consult the prospectus supplement. You may exercise these subscription privileges through DTC’s PSOP Function and instructing DTC to charge your applicable DTC account for the subscription payment for the shares and deliver such amount to the subscription rights agent. DTC must receive the subscription instructions and payment for the shares by the expiration date of the rights offering.

Subscription by Beneficial Owners

If you are a beneficial owner of our common stock and/or warrants that are registered in the name of a broker, custodian bank or other nominee, or if you hold common stock certificates and/or warrants and would prefer to have an institution conduct the transaction relating to the subscription rights on your behalf, you should instruct your broker, custodian bank or other nominee or institution to exercise your subscription rights and deliver all documents and payment on your behalf prior to the Expiration Date. Your subscription rights will not be considered exercised unless the subscription rights agent receives from you, your broker, custodian, nominee or institution, as the case may be, all of the required documents and your full subscription price payment prior to the Expiration Date.

Transferability of Subscription Rights

The subscription rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your subscription rights to anyone. The subscription rights will not be listed for trading on any stock exchange or market.

Execution

●	Execution by Registered Holder. The signature on the rights certificate(s) must correspond with the name of the registered holder exactly as it appears on the face of the rights certificate(s) without any alteration or change whatsoever. Persons who sign the rights certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the subscription agent in its sole and absolute discretion, must present to the subscription agent satisfactory evidence of their authority to so act.

●	Execution by Person Other than Registered Holder. If a rights certificate is executed by a person other than the holder named on the face of the rights certificate, proper evidence of authority of the person executing the rights certificate must accompany the same unless, for good cause, the subscription agent dispenses with proof of authority.

●	Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you specify special payment or delivery instructions.

5

Method of Delivery

The method of delivery of rights certificates and payment of the subscription price to the subscription agent will be at the election and risk of the rights holder. However, if you elect to exercise your rights, Cemtrex urges you to consider using a certified or cashier’s check, money order, or wire transfer of funds to ensure that the subscription agent receives your funds prior to the Expiration Date. If you send an uncertificated check, payment will not be deemed to have been received by the subscription agent until the check has cleared, but if you send a certified check, bank draft drawn upon a U.S. bank, a postal, telegraphic or express money order or wire or transfer funds directly to the subscription agent’s account, payment will be deemed to have been received by the subscription agent immediately upon receipt of such instruments and wire or transfer. Any personal check used to pay for shares must clear the appropriate financial institutions prior to the Expiration Date. The clearinghouse may require five or more business days. Accordingly, rights holders that wish to pay the subscription price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure such payment is received and clears by such date.

Substitute Form W-9

Each rights holder who elects to exercise rights should provide the subscription agent with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, a copy of which is included as Exhibit B hereto. Additional copies of Substitute Form W-9 may be obtained upon request from the subscription agent at the address set forth above or by contacting Okapi Partners LLC, the information agent for the rights offering, at 1-212-297-0720 (bankers and brokers) or 1-855-208-8903 (all others), or by email at info@okapipartners.com. Failure to provide the information on the form may subject such holder to a $50.00 penalty for each such failure and to U.S. federal income tax backup withholding (currently at a 24% rate) with respect to dividends that may be paid by Cemtrex on securities underlying shares purchased upon the exercise of rights (for those holders exercising rights).

6